POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JANUARY 2, 2013 TO THE
SUMMARY PROSPECTUS DATED MARCH 1, 2012 OF:

PowerShares Fundamental High Yield® Corporate Bond Portfolio

Effective December 31, 2012, Research Affiliates, LLC changed the name of the RAFI® High Yield Bond Index (the "Underlying Index"), which is the underlying index of the PowerShares Fundamental High Yield® Corporate Bond Portfolio. As of that date, the RAFI® High Yield Bond Index became known as the RAFI® Bonds US High Yield 1-10 Index. There was no change to the methodology by which RAFI calculates the Underlying Index.

As a result, effective as of that date, the Summary Prospectus is changed as follows:

•  All references to the RAFI® High Yield Bond Index are deleted and replaced with the following:

  RAFI® Bonds US High Yield 1-10 Index

Please Retain This Supplement For Future Reference.

P-PHB-SUMPRO-1 SUP-3 010213